Equity dividends	12 Months Ended
Dec. 31, 2022
Equity dividends
Equity dividends

13 Equity dividends

ORDINARY DIVIDENDS PAID IN THE YEAR	2020	2021	2022
	£m	£m	£m
RELX PLC	880	920	983

Ordinary dividends declared and paid in the year ended 31 December 2022, in amounts per ordinary share, comprise: a 2021 final dividend of 35.5p (2021: 33.4p; 2020: 32.1p) and a 2022 interim dividend of 15.7p (2021: 14.3p; 2020: 13.6p), giving a total of 51.2p (2021: 47.7p; 2020: 45.7p;).

The Directors of RELX PLC have proposed a final dividend of 38.9p (2021: 35.5p; 2020: 33.4p), giving a total for the financial year of 54.6p (2021: 49.8p; 2020: 47.0p). The total cost of funding the proposed final dividend is expected to be £743m, for which no liability has been recognised at the statement of financial position date.

The Employee Benefit Trust has currently waived the right to receive dividends on RELX PLC shares. This waiver has been applied to dividends paid in 2020, 2021 and 2022.